POWER OF ATTORNEY


     The  undersigned  Joseph  M. Hirko, in his capacity as Chief Financial

 Officer and Chief Accounting Officer  of Portland General Corporation (the

 "Corporation"), hereby appoints Joseph  E.  Feltz, Assistant Controller of the Corporation, as the attorney-in-fact, in any and all capacities stated

  herein, to execute on behalf of the undersigned  and  to  file  with  the

 Securities  and  Exchange  Commission under the Securities Exchange Act of

 1934, the Portland General Corporation  Quarterly  Report on Form 10-Q for

 the quarter ended June 30, 1996.

 Dated: August       , 1996
 Portland, Oregon


                                     PORTLAND GENERAL CORPORATION



                                     ______/s/ Joseph M. Hirko____________
                                     By:  Joseph M. Hirko


 POWER OF ATTORNEY

                         POWER OF ATTORNEY


     The undersigned Joseph M. Hirko, in his capacity  as  Chief  Financial

 Officer and Chief Accounting Officer of Portland General Electric  Company

 (the "Company"), hereby appoints Joseph E. Feltz, Assistant Controller  of the  Company,  as  the attorney-in-fact, in any and all capacities stated

 herein, to execute on  behalf  of  the  undersigned  and  to file with the

  Securities and Exchange Commission under the Securities Exchange  Act  of

 1934,  the Portland General Electric Company Quarterly Report on Form 10-Q

 for the quarter ended June 30, 1996.

 Dated: August       , 1996
 Portland, Oregon


                                PORTLAND GENERAL ELECTRIC COMPANY


                                ____/s/ Joseph M. Hirko___________________
                                By:  Joseph M. Hirko


 POWER OF ATTORNEY